Exhibit 10.5




              INVESTMENT REPRESENTATION AGREEMENT

Bion Environmental Technologies, Inc.
555 17th St.  Suite 3310
Denver, CO  80202

Gentlemen

     1. Subscription. Memorializing the agreement made on December 1, 1996 between Bion Environmental Technologies, Inc. ("Company") and ________________ ("Purchaser"), Purchaser hereby agrees to purchase from the Company _______ shares of the restricted and legended Common Stock of the Company plus 1.5 warrants per share to purchase additional shares of the Company's common stock at a per share price of $6.00 for a period commencing January 1, 2001 and expiring December 31, 2001 (collectively the "Securities"), in a private negotiated transaction pursuant to Section 3(b) and/or 4(2) or other applicable provisions of the Securities Act of 1933, as amended ("Act"), (and the regulations promulgated thereunder) at a price of $__________.

     2. Representations and Warranties. The undersigned warrants and represents to the Company (and its shareholders, affiliates and agents) that:

          a. The Securities are being acquired by the undersigned for investment for its own account, and not with a view to the offer or sale in connection therewith, or the distribution thereof, and that the undersigned is not now, and will not in the future, participate, directly or indirectly, in an underwriting of any such undertaking except in compliance with applicable registration provisions of the Act.

          b. The undersigned will not take, or cause to be taken, any action that would cause it or the Company to be deemed an underwriter of the Securities, as defined in Section 2(11) of the Act.

          c. The undersigned has been afforded an opportunity to examine such documents and obtain such information concerning the Company as it may have requested, including without limitation all publicly available information, and has had the opportunity to request such other information (and all information so requested has been provided) for the purpose of verifying the information furnished to it and for the purpose of answering any questions it may have had concerning the business affairs of the Company and it has reviewed to the extent desired by it the Arti cles, Bylaws and minutes of the Company, documentation concerning the Company's financial condition, assets, liabilities, share ownership and capital structure, lack of operations and sales, lack of assets, including without limitation its S.E.C. filings (including Form 10K-SB/A for the fiscal year ended June 30, 1996, Form 10Q-SB for the quarter ended September 30, 1996, and Form 8K dated August 30, 1996 and other material documents and have reviewed all of the terms of the acquisition of Bion Technologies, Inc. by the Company ("Acquisition") and understand the terms of the Acquisition and that the Company was a "shell" corporation with no assets and no operations prior to the Acquisition.



          d. The undersigned (and its officers, directors and principals as applicable) have had an opportunity to personally ask questions of, and receive answers from, one or more of the officers and directors of the Company and/or the attorneys for the Company to ascertain and verify the accuracy and completeness of all material information regarding the Company, its business and its officers, directors, and promoters. The undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being acquired by it.

          e. It understands that its acquisition of the Securi ties is a negotiated private transaction.

          f. By reason of its knowledge and experience (and that of its principals, officers and directors and their respective attorneys, advisors and investment bankers) in financial and business matters in general, and investments in particular, it is capable of evaluating the merits and risks of an investment in the Securities.

          g. The undersigned is capable of bearing the economic risks of an investment in the Securities.

          h. The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

          i. If required to do so, it has retained to advise it, as to the merits and risks of a prospective investment in the Securities, a purchaser representative, legal counsel, financial and accounting advisors, investment bankers, etc.

          j. The undersigned hereby represents and warrants to the Company that all of the representations, warranties and acknowledgements contained in this agreement are true, accurate and complete as of the date herein and acknowledges that the Company, its officers, directors, agents, and affiliates have relied on its representations and warranties herein in consenting to the restricted issuance and/or transfer of the Securities and the undersigned hereby agrees to indemnify and hold the Company (together with its respective officers, directors, agents and affiliates) harmless with respect to any and all expenses, claims or litigation (including without limitation reasonable attorneys' fees related thereto) arising from or related to breach of any warranty or representation herein.

     3. Restrictions on Transferability: The undersigned acknow ledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is availa ble.



     The undersigned further acknowledges that it is fully aware of the applicable limitations on the resale of the Securities. Rule 144 (the "Rule") permits sales of "Restricted Securities" held for not less than two years and upon compliance with the requirements of such Rule. Further, the Securities must be sold in an active market and appropriate information relating to the Company must be generally available in order to effectuate a transaction pursuant to the Rule by an affiliate of the Company.

     There is currently only an extremely limited and "thin" trading market in securities of the Company on the over-the-counter market, and there is no assurance that it will continue or that any active trading market will ever develop, or if such a trading market develops, that it will grow and/or continue.

     Any and all certificates representing the Securities and any and all securities issued in replacement or conversion thereof or in exchange therefor shall bear the following legend, or one sub stantially similar thereto, which the undersigned has read and understands:

          The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     The undersigned further agrees that the Company shall have the right to issue a stop transfer instruction to its transfer agent, if any, or to note a stop transfer instruction in its stockholder records, and it acknowledges that the Company has informed it of its intention to issue such instructions when and if necessary.

     4. Notices. Any notices or other communications required or permitted hereby shall be sufficiently given if sent by regis tered or certified mail, postage prepaid, return receipt requested, and, if to the Company, at the address to which this agreement is addressed, and if to the undersigned, at the address set forth below my signature hereto, or to such other addresses as either you or the undersigned shall designate to the other by notice in writing.

     5. Registration Rights. In the event that the Company shall file a registration statement (or similar document) with the U.S. Securities & Exchange Commission on the Company's equity securities on a form which would legally allow inclusion of the shares of the Company's common stock issued pursuant hereto, the Company will include such shares in such registration statement at the Company's sole cost; PROVIDED, HOWEVER, in the event of a registration statement involving an underwriter, such underwriter shall have the right, in its sole discretion, to impose restrictions on the resale of the Company's securities issued pursuant hereto and/or eliminate this registration right from the underwritten registration statement in its entirety.
     6. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned.

     7. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Colorado and, to the extent it involves any United States statute, in accordance with the laws of the United States, and jurisdiction and venue for any dispute related hereto shall be in a court of general jurisdiction located in Denver, Colorado.

                              Purchaser



_________________________     By:  _____________________________
Name                               Signature


_________________________     ___________________________________
Social Security Number        Address


                              Date:  ___________________________


ACCEPTED:

Bion Environmental Technologies, Inc.




By:  ______________________   Date:  _______________________
     Authorized Officer
                          RISK FACTORS

     The securities being offered hereby are speculative in nature and involve a high degree of risk. Following is a summary discussion of some of the risk factors applicable to an investment in the securities. Prospective investors should thoroughly consider all of the risk factors discussed below and should understand that there is substantial risk they will lose all or part of their investment. No person should consider investing who cannot afford to lose his entire investment or who is in any way dependent upon the funds that he is investing.

     1. Lack of Operating History. Substantially all of the Company's business activities are conducted through its subsidiaries, which have been in the development stage until recently. Potential investors should be aware of the difficulties encountered by a new enterprise, especially in view of the intense competition from existing and more established companies in the wastewater, waste management, environmental control, and soils products businesses which will be the principal focus of the Company. Since commercial operations have only recently commenced, the Company is without a history of significant revenues.

     2. No Profitable Operations. From inception to date, neither the Company nor its subsidiaries has ever sustained any profitable operations. Although the subsidiaries have now commenced sales of wastewater treatment systems, BionSoilO production systems, and BionSoilO and expect to generate sufficient revenues from these operations to pay operating expenses in the future, there can be no assurance that profitable operations will ever be achieved or sustained in the future. In the past, the subsidiaries have been dependent upon infusions of capital from investors and proceeds from loans to enable them to continue in business. In the event the Company is unable to achieve sustained profitable operations in the future, it is likely that any investment in the Shares will ultimately be lost.

     3. Immediate Need for Additional Capital and "Going Concern" Qualification of Independent Auditor's Report. The Company has incurred losses from inception totalling $5,903,824 at June 30, 1996, and $6,321,791 at September 30, 1996, and the Company has thus far failed to generate adequate working capital from operations. The Company's audited financial statements for the fiscal period ended June 30, 1996 (and unaudited financial statements for the fiscal period ended September 30, 1996) have been prepared assuming that the Company will continue as a going concern because continued losses without additional equity capital raise substantial doubt about its ability to continue in business during the next twelve months. Management anticipates that in order for the Company to survive for the next three months, it will be necessary to obtain outside funding of approximately $500,000, and that in order for the Company to survive for the next twelve months, it will be necessary for the Company to obtain additional outside funding of approximately $1,500,000 (about one-half of which will be utilized to fund anticipated growth). It is presently anticipated that it will be necessary for the Company to obtain additional funding from some other source(s) in order to meet its expected working capital needs during the next twelve months. Accordingly, it is anticipated that management will be engaged in attempts to obtain additional funds from one or more other outside sources (the availability, terms and viability of which are currently unknown).


     4. Dependence on Management. The success of the Company is and will continue to be substantially dependent on the efforts of Jon Northrop, CEO and Jere Northrop, President. Pursuant to existing employment agreements, Messrs. Northrop devote substantially all of their time to the Company's affairs. The Company is wholly dependent, at present, upon the personal efforts and abilities of certain of its officers and directors. Loss of the services of these key employees would have a material adverse effect on the Company. The Company carries key-man life insurance in the amount of $1,500,000 on the lives of Jere Northrop, President, and Jon Northrop, CEO.

     5. Conflicts of Interest. The Company and the Subsidiary have entered into several agreements which were not negotiated at arm's length. On March 23, 1990, the Company acquired through a merger 100% of the outstanding stock of Biocycle, Ltd. and Zabion, Ltd. (predecessor companies to one subsidiary, one of which was at that time controlled by Jere Northrop and Harley E. Northrop (father of Jon and Jere Northrop)), including their patents and rights to certain proprietary knowledge. On July 12, 1993 the Company entered into employment agreements with Messrs. Jon Northrop and Jere Northrop. The Company believes that these agreements were negotiated on terms at least as favorable to the Company as those which could have been obtained from unaffiliated persons.

     6. Control by Management and Existing Shareholders. As of the date of this offering, present management (together with their affiliates) control approximately 52.7% of the Company's outstanding Common Stock and can elect all of the Company's directors, appoint its officers and control the Company's affairs and operations. The Company's Articles of Incorporation do not provide for cumulative voting.

     7. Limited Development of Technology and Uncertain Market Acceptance. The wastewater treatment systems developed and marketed to date by the Company have been limited to certain agricultural and food processing applications and have not yet been expanded into other markets. The Company has not yet completed the development of all of the wastewater treatment system applications that will be necessary to address targeted market applications and geographic areas and anticipates a continuing need for the development of additional applications. Although management believes that the Company's existing technology is sufficient to support development of additional commercial applications, no assurance can be given that new applications can be developed or that existing and/or new applications will achieve commercially viable sales levels. The Company has conducted no formal market studies with respect to its technology and services. It is anticipated that the achievement of any significant degree of market acceptance for the Company's wastewater treatment systems and products will require substantial marketing efforts and the expenditure of significant amounts of funds to inform potential customers of the distinctive characteristics and benefits of such products. There can be no assurance that the Company's proposed products will ultimately be accepted by targeted industries, and there can be no assurance that substantial revenues will ever be realized from sales of the Company's products.

     8. Competition. Although the Company believes that its systems offer many significant advantages over other competing technologies or systems, competition in the biological wastewater treatment industry is intense. The Company is in direct competition with local, regional and national engineering and environmental consulting firms and soils products companies, and some of these companies may be capable of developing soils products or wastewater treatment systems similar to those being developed by the Company or based on other technologies that are competitive with the Company's products. Many of those companies are well-established and have substantially greater financial and other resources than the Company.

     9. Obsolescence and Technological Change. The Company's business is susceptible to changing technology. Although the Company intends to continue to develop and improve its wastewater treatment systems, there can be no assurance that funds for such expenditures will be available or that the Company's competitors will not develop similar or superior capabilities.

     10. Potential Lack of Adequate Patent and Trade Secret Protection. The Company has limited patent protection on certain aspects of its technology for its wastewater treatment systems and soils products and it possesses certain proprietary processes. The Company intends to obtain additional patents or other appropriate protection for its technology. Additionally, the Company uses nondisclosure contract provisions and license arrangements which prohibit the disclosure of the Company's proprietary processes. However, there can be no assurance that the Company can effectively protect against unauthorized duplication or the introduction of substantially similar products. The Company's ability to compete effectively with other companies is materially dependent upon the proprietary nature of the Company's patents and technologies. There can be no assurance that the Company will be able to obtain any additional key patents or other protection for its technology. In addition, the invalidation of key patents or proprietary rights owned by the Company could have an adverse effect on the Company and its business prospects.

     11. Governmental Regulations. As the Company does not itself discharge any substantial waste of any kind during the normal course of its business (and does not itself discharge any wastewater into the environment) it is not itself subject to governmental regulation. However, the Company is in the business of helping its customers solve problems associated with their discharge of wastewater into the environment, and most of the
Company's systems and services are subject (both directly and indirectly) to federal, state and local government regulation, and many are subject to extensive testing procedures. The effects of regulatory bodies could delay the Company's marketing efforts for a considerable time and ultimately could prevent the completion of projects. The regulations pertaining to the environment  which  may  impact  on  the  Company's  systems  are continually changing. While the Company believes that such regulatory changes are favorable to the Company's business since such regulations may require the use of the Company's systems (or similar systems), there can be no assurance that, in the future, such regulations will not cause the Company additional economic expenses.

     12. Use of Proceeds Not Certain. The proceeds of this offering have been allocated by the Company to working capital for general corporate purposes. Specific uses of investor's funds will depend upon the business judgment of management. Investor must therefore rely on management's judgment with only limited information about management's specific intentions.
     13. Determination of Offering Price of Shares. The price of the Shares offered hereby has been established by management of the Company. Accordingly, investors are cautioned that the offering price of the Shares does not have any direct relationship to the Company's current assets, earnings, book value or any other objective criteria of value, and in no event should such price be regarded as an indication of any future value of the securities.

     14. Shares Available for Resale. Of the Company's presently outstanding shares of Common Stock, approximately 870,836 shares are "restricted securities" which may in the future be sold upon compliance with Rule 144 adopted under the Securities Act of 1933, as amended (the "Act"). Generally, Rule 144 provides that a person holding "restricted securities" for a period of at least two years may sell every three months, in brokerage transactions, an amount equal to the greater of one percent of the Company's outstanding shares of Common Stock or the average weekly reported volume of trading for the securities. There is no limitation on the amount of "restricted securities" which may be sold by a person who has been the beneficial owner of such restricted securities for more than three years, and who is not an "affiliate" (and has not been an "affiliate" for at least 90 days prior to the date of such sales). The currently outstanding restricted securities of the Company were issued between April 1992 and November 30, 1996, and such restricted securities will become available for resale pursuant to Rule 144 on dates from April 1994 through November 30, 1999. Investors should be aware that such sales under Rule 144 may, in the future, have a depressive effect on the price of the Company's Common Stock.

     15. No Dividends and None Anticipated. The investor is cautioned that the Company has never paid any dividends on any class of stock in its past, and that because of its present financial status and its contemplated financial requirements, it does not anticipate paying any cash dividends upon any class of its stock in the immediately foreseeable future.

     16. Potential Liabilities and Lack of Insurance Coverage for Damage to the Environment. The Company is in the business of helping its customers solve problems associated with their discharge of wastewater into the environment. As the Company does not itself discharge any substantial waste of any kind during the normal course of its business (and does not itself discharge any wastewater into the environment), it does not consider the risk of potential liability associated with damage to the environment to be substantial, and does not have any insurance coverage with respect to such risks. The Company presently carries only nominal amounts of insurance coverage to cover relatively standard business risks, which coverage management deems to be adequate for the Company's current operations. It is possible, however, that circumstances might potentially exist whereby the Company could be held liable for damage to the environment (i.e., the negligent design of a system resulting in the aggravation of, as opposed to the resolution of, an existing wastewater problem), or for other liabilities resulting from other business risks in excess of its current policy amounts (i.e., personal injury to an employee, breach of contract, etc.). Any such liability, if imposed, could be substantial and would, in all likelihood, cause the business of the Company to be materially and adversely affected.